SUPPLEMENT DATED JULY 12, 2006

TO

PROSPECTUS DATED MAY 1, 2006

FOR

SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Board of Trustees of Van Kampen Life Investment Trust- Emerging Growth Portfolio (the "Portfolio")

recently approved changing the name of the Portfolio to "Van Kampen Life Investment Trust- Strategic Growth Portfolio." Additionally, the investment objective and investment strategy of the Portfolio are changing.

Effective August 15, 2006, the name, investment objective, and investment strategy of the Portfolio, appearing on page 15 of the above-captioned Prospectus, are therefore amended as follows:

Van Kampen LIT Strategic Growth Portfolio (Class 1 Shares) seeks capital appreciation. The Portfolio seeks its objective by investing primarily in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be strategic growth companies.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.